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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                      for


                                PACKAGED ICE, INC.


                                a Texas corporation
                    IRS Employer Identification No. 76-0316492
                              SEC File Number 333-29357




                               8584 KATY FREEWAY
                              HOUSTON, TEXAS 77024
                                 (713) 464-9384




                                 April 25, 2001


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ITEM 5.  OTHER EVENTS.

     The information in the Press Release dated April 19, 2001 and attached as Exhibit 99.1 hereto is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits.

              99.1  Press Release dated April 19, 2001.



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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PACKAGED ICE, INC.



Date:  April 25, 2001                  By: /s/ A. J. Lewis III
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                                          A. J. Lewis III
                                          Chairman of the Board of Directors